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                                                                    EXHIBIT 99.1



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kupper Parker Communications, Incorporated (the "Company") on Form 10-QSB for the period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Kupper, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Act of 1934; and
         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Bruce Kupper
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Bruce Kupper
Chief Executive Officer
March 14, 2003